THE DREYFUS FUND INCORPORATED
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report for The Dreyfus
Fund Incorporated for the year ended December 31, 1996. Our investment strategy during the year was to participate in the strong equity markets and at the same time remain cognizant of the constant trade-off between values and risks as market valuations approached historic levels. This produced a total return of 15.85% for the fiscal year,* which compares with 22.95% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") for the same period.** The Fund is positioned to benefit from an economy demonstrating modest growth and as such, compared to the market, is slightly overweighted in such cyclical sectors as basic industry, capital goods, energy and technology and somewhat underweighted in consumer cyclicals and consumer nondurables and services.
    The following sections of this report discuss economic trends of the past year and the stock market environment, and provide details concerning portfolio performance.
THE ECONOMY
    The much-heralded "Goldilocks" phase of the U.S. economy _ not too hot and not too cold _ may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows.
As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.
    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad-based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997 too.
    Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. Yet surging energy prices have forced consumer price inflation above 3% and indications are that this will accelerate further. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.
    Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.
    We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.
MARKET OVERVIEW
    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the S&P 500 had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.
    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year _ low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By midyear, satisfaction with the economy turned into fear that economic growth might be overdone.
    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.
    As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.
    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.
    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer non-durables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.
PORTFOLIO FOCUS
    The Fund underperformed the broad market averages as it was underrepresented in the limited number of stock issues that powered the performance of the DJIA and S&P 500. The disciplined approach we employ to manage the Fund kept the broad industry sector weightings approximately in line with the averages (with the exception of utilities). However, the same disciplined approach precluded buying high-priced issues that became even more expensive as the flow of new funds committed to the equity markets surpas sed historic levels. The Dreyfus Fund is currently strategically positioned to benefit if the market continues to advance during 1997 and broadens out to include more than just a narrow selection of issues. The Dreyfus Fund is also defensively positioned if investors turn out to be less enthusiastic than they were in 1996. As always, stock selection is driven by fundamental research as issues are bought and sold with a keen eye on valuation and risk.
    Continuing the trend from midyear, technology was the best performing group. Weightings were increased as the year progressed, finishing the year with a modest overweighting. New names include Ascend Communications, Adaptec, Storage Technology, and Computer Sciences. Looking out to 1997, technology is one of the areas that your management believes has a bright future in terms of both domestic and international prospects.
    Also helping 1996's performance were holdings in financials and, again, the sector weighting increased during the second half. Significant new positions were established in Chubb Advanta Cl.B, Fleet Financial Group,
USF&G and Ace. The financial sector continues to benefit from a solid economy and ongoing industry consolidation and restructuring. In our opinion, the positive trends driving the outperformance of this sector are likely to continue for the forseeable future.
    Basic industries continued their positive contribution established during the first half, reflecting a continuing healthy economy. The weighting in this area declined during the last half as profits were taken, the result of investments achieving their target prices and of higher stock valuations. New positions were established in Witco, Monsanto and Hercules, hopefully taking advantage of their respective restructuring.
    Among the stocks that benefited the portfolio most during 1996 were Intel, Perkin-Elmer, Cisco Systems, Consolidated Stores, Hoechst A.G., Warner-Lambert, Raychem, Crown Cork & Seal, AlliedSignal, and American Reinsurance. The list highlights the themes of corporate restructuring and broad industry participation in the makeup of the portfolio, which reflect a research-driven stock selection process.
    We are glad that you are a shareholder in The Dreyfus Fund Incorporated. We look forward to continuing to serve your investment needs and extend our best wishes for 1997.
                              Sincerely,

                          [Ernest G. Wiggins signature logo]

                              Ernest G. Wiggins
                              Portfolio Manager
January 15, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ The Dow Jones Industrial
Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.


THE DREYFUS FUND INCORPORATED                            DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS FUND INCORPORATED AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$1,816,507
The Dreyfus Fund
$1,740,895
Standard & Poor's 500
Composite Stock
Price Index*
12/31/51
(years shown above are as of December 31)
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
           One Year Ended              Five Years Ended            Ten Years Ended          From Inception (5/24/51)
         December 31, 1996            December 31, 1996           December 31, 1996           to December 31, 1996
        ------------------            ------------------           ----------------           --------------------
               15.85%                       9.03%                       10.78%                       12.33%

Past performance is not predictive of future performance.
Although the Fund commenced operations on 5/24/51, the Standard & Poor's 500 Composite Stock Price Index was available beginning 12/31/51. Accordingly, the above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/51 to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS                                                                             DECEMBER 31, 1996
Common Stocks_99.7%                                                                                   Shares              Value
                                                                                                     _______            _______
  Basic Industries_12.2%.            Allegheny Teledyne                                            1,500,000     $  34,500,000
                                     Bayer AG............................                            590,000         24,044,127
                                     Crompton & Knowles..................                          2,825,000         54,381,250
                                     Crown Cork & Seal...................                            880,000         47,850,000
                                     Hercules............................                            600,000         25,950,000
                                     Hoechst AG..........................                          1,376,000         64,915,769
                                     Monsanto............................                            750,000         29,156,250
                                     Olin................................                            500,000         18,812,500
                                     Witco...............................                          1,000,000         30,500,000
                                                                                                                        _______
                                                                                                                    330,109,896
                                                                                                                        _______
  Capital Goods_7.9%                 Coltec Industries...................                         2,490,000 (a)     46,998,750
                                     GE Investment Private Placement Partners I,
                                       L.P. (Units)......................                              9.731 (d)     18,236,106
                                     Litton Industries...................                            325,000 (a)     15,478,125
                                     Millipore...........................                            800,000         33,100,000
                                     Raychem.............................                            225,000         18,028,125
                                     Sundstrand..........................                          1,000,000         42,500,000
                                     Thiokol.............................                            890,000         39,827,500
                                                                                                                        _______
                                                                                                                    214,168,606
                                                                                                                        _______
  Consumer Cyclical_8.2%             Consolidated Stores.................                            937,500 (a)     30,117,188
                                     Home Depot..........................                            800,000         40,100,000
                                     International Game Technology.......                            700,000         12,775,000
                                     Outboard Marine.....................                          1,250,000 (b)     20,625,000
                                     Pep Boys............................                          1,000,000         30,750,000
                                     Price/Costco........................                          1,000,000 (a)     25,125,000
                                     Sony................................                            500,000         32,786,177
                                     Wal-Mart Stores.....................                          1,300,000         29,737,500
                                                                                                                        _______
                                                                                                                    222,015,865
                                                                                                                        _______
  Consumer
    Non-Durables_11.6%               Gannett.............................                            500,000         37,437,500
                                     Grand Casinos.......................                          1,450,000         19,575,000
                                     Infinity Broadcasting, Cl. A........                          1,000,000 (a)     33,625,000
                                     Liberty Media Group, Cl. A..........                          1,050,000         29,990,625
                                     McGraw-Hill Companies...............                            625,000         28,828,125
                                     Nabisco Holdings, Cl. A.............                          1,000,000         38,875,000
                                     Time Warner.........................                          1,000,000         37,500,000
                                     Unilever, N.V., ADR.................                            300,000         52,575,000
                                     Viacom, Cl. B.......................                          1,000,000 (a)     34,875,000
                                                                                                                        _______
                                                                                                                    313,281,250
                                                                                                                        _______
  Energy_9.4%                        Amerada Hess........................                          1,040,000         60,190,000
                                     Louisiana Land & Exploration........                          1,231,000         66,012,375
                                     Murphy Oil..........................                          1,000,000         55,625,000
                                     Pennzoil............................                          1,115,000         62,997,500
                                     Yorktown Energy Partners, L.P. (Units)                            7.095 (d)      9,903,177
                                                                                                                        _______
                                                                                                                    254,728,052
                                                                                                                        _______

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1996
Common Stocks (continued)                                                                             Shares             Value
                                                                                                     _______            _______
  Financial_16.4%                    ACE.................................                            500,000   $     30,062,500
                                     ADVANTA, Cl. B......................                            740,000         30,247,500
                                     AMBAC...............................                            368,500         24,459,187
                                     Bank of Boston......................                            215,000         13,813,750
                                     CIGNA...............................                            205,000         28,008,125
                                     Chase Manhattan.....................                            155,000         13,833,750
                                     Chubb...............................                            925,000         49,718,750
                                     Everest Reinsurance Holdings........                          1,440,000         41,400,000
                                     Fleet Financial Group...............                            550,000         27,431,250
                                     Glendale Federal Bank...............                            576,600 (a)     13,405,950
                                     Great Western Financial.............                            686,000         19,894,000
                                     Hibernia, Cl. A.....................                          1,380,000         18,285,000
                                     ITT Hartford Group..................                            435,000         29,362,500
                                     Mid Ocean...........................                            280,000         14,700,000
                                     SK Equity Fund, L.P.(Units).........                             29.605 (d)     65,728,879
                                     USF&G...............................                          1,000,000         20,875,000
                                                                                                                        _______
                                                                                                                    441,226,141
                                                                                                                        _______
  Health Care_11.5%                  Astra A.............................                            600,000         29,561,404
                                     Biogen..............................                            850,000 (a)     32,937,500
                                     Boston Scientific...................                            300,000 (a)     18,000,000
                                     Bristol-Myers Squibb................                            300,000         32,625,000
                                     Bristol-Myers Squibb................                              5,722 (c)        622,267
                                     Columbia/HCA Healthcare.............                            600,000         24,450,000
                                     Galen Partners II, L.P. (Units).....                              4.006 (d)      3,775,323
                                     Guidant.............................                            400,000         22,800,000
                                     Merck & Co..........................                            475,000         37,643,750
                                     Novartis AG.........................                             30,000         34,282,520
                                     Perkin-Elmer........................                            750,000         44,156,250
                                     Warner-Lambert......................                            400,000         30,000,000
                                                                                                                        _______
                                                                                                                    310,854,014
                                                                                                                        _______
  Miscellaneous_3.9%                 ADT.................................                          1,750,000 (a)     40,031,250
                                     Culligan Water Technologies.........                          1,000,000 (a)     40,500,000
                                     USA Waste Service...................                            750,000 (a)     23,906,250
                                                                                                                        _______
                                                                                                                    104,437,500
                                                                                                                        _______
  Technology_14.3%                   3COM................................                            385,000 (a)     28,249,375
                                     ADC Telecommunications..............                            700,000 (a)     21,787,500
                                     AMP.................................                            500,000         19,187,500
                                     Adaptec.............................                            875,000 (a)     35,000,000
                                     Adobe Systems.......................                            780,000         29,152,500
                                     Ascend Communications...............                            600,000 (a)     37,275,000
                                     Aspect Telecommunications...........                            580,000 (a)     36,830,000
                                     Cabletron Systems...................                            720,000 (a)     23,940,000
                                     Cascade Communications..............                            415,000 (a)     22,876,875
                                     Computer Sciences...................                            400,000 (a)     32,850,000
                                     General Signal......................                            416,900         17,822,475
                                     Intel...............................                            175,000         22,914,063

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1996
Common Stocks (continued)                                                                             Shares             Value
                                                                                                     _______            _______
  Technology (continued)             Storage Technology..................                            650,000 (a)   $ 30,956,250
                                     Xilinx..............................                            700,000 (a)     25,768,750
                                                                                                                        _______
                                                                                                                    384,610,288
                                                                                                                        _______
  Transportation_1.6%                Union Pacific.......................                            725,000         43,590,625
                                                                                                                        _______
  Utilities_2.7%                     AES.................................                            500,000 (a)     23,250,000
                                     MFS Communications..................                            500,000 (a)     27,250,000
                                     Northeast Utilities.................                          1,600,000         21,200,000
                                                                                                                        _______
                                                                                                                     71,700,000
                                                                                                                        _______
                                     TOTAL COMMON STOCKS
                                       (cost $2,367,585,659).............                                        $2,690,722,237

                                                                                                                        =======
                                                                                                    Principal
Short-Term Investments_.1%                                                                           Amount
                                                                                                     _______
  U.S Government & Agency            Federal Home Loan Banks,
                                       6.50%, 1/2/1997
                                       (cost $2,399,567).................                   $      2,400,000   $      2,399,567
                                                                                                                        =======
TOTAL INVESTMENTS (cost $2,369,985,226)..................................                              99.8%     $2,693,121,804
                                                                                                      ======            =======
CASH AND RECEIVABLES (NET)...............................................                                .2%   $      5,645,225
                                                                                                      ======            =======
NET ASSETS...............................................................                             100.0%     $2,698,767,029
                                                                                                      ======            =======
Notes to Statement of Investments:
    (a)    Non-income producing.
    (b)Investment in non-controlled affiliates (cost $24,878,175)_see note
       1(d).
    (c) Security exempt from registration under Rule
    144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, this security amounted to
    $622,267 or approximately .02% of net assets.
    (d) Securities restricted as to public resale.



    Investments in restricted securities with an aggregate market value of $97,643,485 represent approximately 3.62% of net assets:

                                                    Acquisition       Purchase        Percentage of
Issuer                                                  Date           Price*           Net Assets          Valuation
--------                                          --------------      ---------        -----------     ------------------
GE Investment Private Placement
    Partners I, L.P. (Units)..........           5/28/91 - 9/13/95  $1,491,931.74          .68%       $1,874,021.79 per unit
Galen Partners II, L.P. (Units).......           12/8/93 - 11/12/96    942,417.12          .14          942,417.12 per unit
SK Equity Fund, L.P. (Units)..........          12/16/92 - 10/30/96  1,056,286.11         2.43         2,220,195.20 per unit
Yorktown Energy Partners, L.P. (Units)           3/25/91 - 3/30/94   1,141,393.06          .37        1,395,796.62 per unit
    *Average cost per unit.
      The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
    Subject to certain limitations, the Fund has commitments to invest in the securities and limited partnerships listed below:
                                                Portion of Committed
Issuer                                           Amounts Uninvested
______                                          __________________
Galen Partners II, L.P. (Units).......                $459,927

See notes to financial statements.

THE DREYFUS FUND INCORPORATED
STATEMENT OF ASSETS AND LIABILITIES                                                               DECEMBER 31, 1996
                                                                                                   Cost           Value
                                                                                                  _______        _______
ASSETS:                          Investments in securities_See Statement of Investments        $2,369,985,226    $2,693,121,804
                                 Receivable for investment securities sold..                                         20,826,779
                                 Dividends receivable.......................                                          5,149,701
                                 Receivable for subscriptions to Capital Stock                                        3,319,093
                                 Prepaid expenses...........................                                             60,943
                                                                                                                        _______
                                                                                                                  2,722,478,320
                                                                                                                        _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        1,533,670
                                 Payable for investment securities purchased                                         15,456,059
                                 Cash overdraft due to Custodian............                                          5,736,671
                                 Payable for Capital Stock redeemed.........                                            313,840
                                 Net unrealized depreciation on forward
                                  currency exchange contracts_Note 4(a).....                                            135,431
                                 Accrued expenses...........................                                            535,620
                                                                                                                        _______
                                                                                                                     23,711,291
                                                                                                                        =======
NET ASSETS..................................................................                                     $2,698,767,029
                                                                                                                        _______
                                                                                                                        _______
REPRESENTED BY:                  Paid-in capital............................                                     $2,337,581,287
                                 Accumulated net realized gain (loss) on investments                                 38,195,323
                                 Accumulated net unrealized appreciation (depreciation)
                                  on investments and forward currency transactions                                  322,990,419
                                                                                                                        _______
NET ASSETS..................................................................                                     $2,698,767,029
                                                                                                                        =======
SHARES OUTSTANDING
(500 MILLION SHARES OF $1 PAR VALUE CAPITAL STOCK AUTHORIZED)...............                                        249,381,757
NET ASSET VALUE, offering and redemption price per share....................                                             $10.82
                                                                                                                            ===


See notes to financial statements.

THE DREYFUS FUND INCORPORATED
STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME:                          Cash dividends:
                                 Unaffiliated issuers (net of $354,824 foreign taxes
                                   withheld at source).......................                                     $  30,726,517
                                 Affiliated issuers.......................                         1,197,364      $  31,923,881
                                                                                                                         ______
                                 Interest...................................                                          7,384,278
                                                                                                                         ______
                                       Total Income.........................                                         39,308,159
EXPENSES:                        Management fee_Note 3(a)...................                      17,295,175
                                 Shareholder servicing costs_Note 3(a)......                       1,982,788
                                 Custodian fees_Note 3(a)...................                         259,034
                                 Prospectus and shareholders' reports.......                         178,813
                                 Professional fees..........................                         162,957
                                 Directors' fees and expenses_Note 3(b).....                          99,137
                                 Registration fees..........................                          56,117
                                 Interest_Note 2............................                           2,833
                                 Miscellaneous..............................                          36,021
                                                                                                      ______
                                       Total Expenses.......................                                         20,072,875
                                                                                                                         ______
INVESTMENT INCOME_NET.......................................................                                         19,235,284
                                                                                                                         ______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions_Note 4(a):
                                     Unaffiliated issuers...................                    $312,343,389
                                     Affiliated issuers.....................                     (19,627,777)       292,715,612
                                                                                                                         ______
                                 Net realized gain on forward currency exchange
                                     contracts_Note 4(a)....................                                          2,256,641
                                                                                                                         ______
                                       Net Realized Gain....................                                        294,972,253
                                 Net unrealized appreciation (depreciation) on investments:
                                     Unaffiliated issuers...................                     111,576,878
                                     Affiliated issuers.....................                      12,174,806        123,751,684
                                                                                                      ______             ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        418,723,937
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $437,959,221
                                                                                                                         ======





See notes to financial statements.

THE DREYFUS FUND INCORPORATED
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                           December 31, 1996  December 31, 1995
                                                                                           -----------------  -----------------
OPERATIONS:
  Investment income_net.............................................                       $      19,235,284    $    41,983,993
  Net realized gain (loss) on investments...........................                             294,972,253        754,917,450
  Net unrealized appreciation (depreciation) on investments.........                             123,751,684       (222,219,191)
                                                                                                    ________            _______
    Net Increase (Decrease) in Net Assets Resulting from Operations.                             437,959,221        574,682,252
                                                                                                    ________            _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net.............................................                             (20,361,089)       (41,983,993)
  Net realized gain on investments..................................                            (269,233,670)      (785,802,043)
                                                                                                    ________            _______
    Total Dividends.................................................                            (289,594,759)      (827,786,036)
                                                                                                    ________            _______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.....................................                           8,914,742,586      8,936,161,261
  Dividends reinvested..............................................                             236,366,888        715,713,497
  Cost of shares redeemed...........................................                          (9,254,246,198)    (9,190,532,165)
                                                                                                    ________            _______
    Increase (Decrease) in Net Assets from Capital Stock Transactions                           (103,136,724)       461,342,593
                                                                                                    ________            _______
      Total Increase (Decrease) in Net Assets.......................                              45,227,738        208,238,809
NET ASSETS:
  Beginning of Period...............................................                           2,653,539,291      2,445,300,482
                                                                                                    ________            _______
  End of Period.....................................................                         $ 2,698,767,029    $ 2,653,539,291
                                                                                                    ========            =======

                                                                                                      Shares             Shares
                                                                                                    ________            _______
CAPITAL SHARE TRANSACTIONS:
  Shares sold.......................................................                             810,824,782        669,232,838
  Shares issued for dividends reinvested............................                              21,687,752         67,564,166
  Shares redeemed...................................................                            (837,850,436)      (686,986,385)
                                                                                                    ________            _______
    Net Increase (Decrease) in Shares Outstanding...................                              (5,337,902)        49,810,619
                                                                                                    ========            =======



See notes to financial statements.

THE DREYFUS FUND INCORPORATED
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                               Year Ended December 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of period.........              $10.42      $11.93      $13.10      $13.27      $13.14
                                                                  ___         ___         ___         ___         ___
    Investment Operations:
    Investment income_net........................                 .08         .22         .21         .24         .27
    Net realized and unrealized gain (loss)
      on investments.............................                1.57        2.57        (.76)        .58         .44
                                                                  ___         ___         ___         ___         ___
    Total from Investment Operations.............                1.65        2.79        (.55)        .82         .71
                                                                  ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income_net.........                (.09)      (.22)        (.22)       (.30)       (.24)
    Dividends in excess of investment income_net.                  --          --          --        (.03)         --
    Dividends from net realized gain on investments             (1.16)      (4.08)       (.40)       (.66)       (.34)
                                                                  ___         ___         ___         ___         ___
    Total Distributions..........................               (1.25)      (4.30)       (.62)       (.99)       (.58)
                                                                  ___         ___         ___         ___         ___
    Net asset value, end of period...............              $10.82      $10.42      $11.93      $13.10      $13.27
                                                                  ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN..........................               15.85%      23.77%      (4.26%)      6.36%       5.53%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .73%        .74%        .74%        .74%        .74%
    Ratio of net investment income
      to average net assets......................                 .70%       1.56%       1.63%       1.67%       2.08%
    Portfolio Turnover Rate......................              220.92%     269.26%      27.70%      39.29%      55.42%
    Average commission rate paid(1)..............              $.0601          --          --          --          --
    Net Assets, end of period (000's Omitted)....          $2,698,767  $2,653,539   $2,445,300 $2,850,523  $3,148,858
    (1)  For years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for
    purchases and sales of investment securities.





See notes to financial statements.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus Fund Incorporated (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1996:

                                                         Shares                                                Market
                                 ______________________________________________________
                                  Beginning                                     End of        Dividend          Value
Name of issuer                    of Period      Purchases        Sales         Period         Income         12/31/96
___________                      ----------      ----------    ----------     -----------  ------------      ----------
Thomas Nelson                     1,605,200         --         1,605,200          --        $   173,364          --
Crompton & Knowles*                  --          3,000,000       175,000      2,825,000            --       $54,381,250
Outboard Marine                      --          1,250,000          --        1,250,000         437,500      20,625,000
Thiokol*                            500,000        450,000        60,000        890,000         586,500      39,827,500
                                                                                                -------
                                                                                             $1,197,364
                                                                                                =======
    *No longer an affiliated Issuer at December 31, 1996.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    As a result of varying treatment for financial reporting and Federal income tax purposes, the Fund reclassed $1,125,805 from accumulated net realized gains to undistributed net investment income.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At December 31, 1996, the Fund had no outstanding borrowings under the line of credit.
    The average daily amount of borrowings outstanding during the period ended December 31, 1996 was $53,279, with a related weighted annualized interest rate of 5.32%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $6.5 million.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the Fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the Fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 1996.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,299,081 during the period ended December 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended
December 31, 1996, $180,929 was paid to Mellon pursuant to the custody agreement.
    (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The following summarizes aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996:

                                                      Purchases                            Sales
                                                     ------------                       ----------
Unaffiliated issuers...............                  $5,807,561,485                    $6,229,255,915
Affiliated issuers.................                      91,532,969                        23,458,078
                                                    _______________                   _______________
    TOTAL..........................                  $5,899,094,454                    $6,252,713,993
                                                    ===============                   ===============
    In addition, the following summarizes open forward currency exchange contracts at December 31, 1996:
                                                          Foreign                                         Unrealized
                                                          Currency                        U.S. Dollar    Appreciation
Forward Currency Sales Contracts:                         Amounts             Proceeds       Value      (Depreciation)
--------------------------------                        ------------       ------------   -------------  -------------
German Deutsche Marks, expiring 3/5/97...                130,000,000        $83,542,189     $84,696,072   $(1,153,883)
Swedish Krona, expiring 3/5/97...........                195,000,000         28,740,715      28,579,804       160,911
Swiss Francs, expiring 3/5/97............                 93,000,000         70,593,594      69,736,053       857,541
                                                                                                              _______
                                                                                                         $   (135,431)
                                                                                                              =======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each contract recognized above.
    (B) At December 31, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $323,001,147, consisting of $387,331,068 gross unrealized appreciation and $64,329,921 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS FUND INCORPORATED
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS FUND INCORPORATED
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by custodian as of December 31, 1996 and confir mation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
January 31, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.285 per share as a long-term capital gain distribution of the $1.115 per share paid on December 27, 1996 and also designates $.021 per share as a long-term capital gain distribution of the $.085 per share paid on June 28, 1996.
    The Fund also designates 13.66% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.


[Dreyfus lion "d" logo]
THE DREYFUS FUND INCORPORATED
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           026AR9612
[Dreyfus logo]
The Dreyfus Fund
Incorporated
Annual Report
December 31, 1996